Exhibit (b4-3)

                            TWELFTH AMENDMENT TO THE
                              CAPITOL BANCORP LTD.
                    EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN

     The Capitol Bancorp Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 2001 by adding the following participating employer at the end of the list contained:

     Name of               Type of             State of            Date of
     Employer               Entity           Organization       Participation
     --------               ------           ------------       -------------

      Goshen             Banking Corp          Indiana            01/01/2001
  Community Bank



                                        CAPITOL BANCORP LIMITED

Dated:     11-21-00                     By: /s/ Joseph D. Reid
      --------------------                  ------------------------------------
                                            Joseph D. Reid
                                            Chairman and CEO


                                        GOSHEN COMMUNITY BANK

Dated:     11-21-00                     By: /s/ Douglas Johnston
      --------------------                  ------------------------------------
                                            Douglas Johnston
                                            President